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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): October 7, 2008

                             SOUTHERN CALIFORNIA EDISON COMPANY
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-2313                  95-1240335
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-1212
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On October 7, 2008, Southern California Edison Company agreed to sell $500,000,000 principal amount of its 5.75% First and Refunding Mortgage Bonds, Series 2008C, Due 2014,
(the "Bonds").  For further information concerning the Bonds, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                             (Registrant)

                                  By:  LINDA G. SULLIVAN
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                                       LINDA G. SULLIVAN
                                       Vice President and Controller

Date:  October 10, 2008

                                       EXHIBIT INDEX

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Exhibit No.  Description
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1            Underwriting Agreement dated as of October 7, 2008
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4.1          One Hundred Seventeenth Supplemental Indenture dated as of
             October 9, 2008
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4.2          Certificate as to Actions Taken by Officer of Southern
             California Edison Company, dated as of October 7, 2008
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5            Opinion of Counsel
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12.1         Statement re Computation of Ratios of Earnings to Combined
             Fixed Charges and Preferred Equity Dividends
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12.2         Statement re Computation of Ratios of Earnings to Fixed
             Charges
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